SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                          FORM 8-K/A No. 2

                           CURRENT REPORT

                          Amendment No. 2

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                1934

   Date of Report (Date of earliest event reported):  May 5, 2000

                  Golden Triangle Industries, Inc.
       (Exact name of registrant as specified in its charter)


     Colorado             0-8301                         25-302097
(State or other         (Commission                   (IRS Employer
jurisdiction            File Number)                     Id No.)
of incorporation)


650 South Central Avenue, Suite 1000, Oviedo, Florida      32765
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (407) 366-9668


                          Former address:
                      259 Plaza Drive, Suite D
                       Oviedo, Florida  32765
   (Former name or former address, if changed since last report)

EXPLANATORY NOTE:

     This Amendment No. 2 to the Current Report of Golden Triangle Industries, Inc. on Form 8-K dated May 5, 2000 reporting the acquisition of Whitemark Homes, Inc. is for the purpose of filing the consent of Michael Galloway and Company related to their Independent Auditors' Report included in Amendment No. 1 to the Form 8-K which was filed on November 30, 2000. In addition, filed herewith is the consent of Pricher and Company related to its Report of Independent Accountants included in the Annual Report on Form 10-K for the year ended December 31, 1999 which was filed on April 28, 2000. The consents filed herewith were inadvertently omitted from the previous filings.


Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          The financial statements for Whitemark Homes, Inc. were filed as part of this report on November 30, 2000.

  (b)  Pro forma financial information.

          The pro forma financial information giving effect to the acquisition of Whitemark Homes, Inc. was filed as part of this report on November 30, 2000.

  (c) Exhibits. The following exhibits are furnished as part of this report:

       Exhibit No.    Description

       23.1      Consent of Michael Galloway and Company

       23.2           Consent of Pricher and Company


                             SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2001           GOLDEN TRIANGLE INDUSTRIES, INC.

                           By:  /s/  ROBERT B. EARLY
                                 Robert B. Early
                                 Chief Financial Officer



                                 Exhibit 23.1







             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the incorporation by reference into the Form S-3 Registration Statement No. 333-07449 regarding the Dividend Reinvestment Program and Form S-8 Registration Statement No. 333-64537 regarding the Stock Compensation Plan of Golden Triangle Industries, Inc. of our report dated April 7, 2000 which was included in the annual report on Form 10-K of Golden Triangle Industries, Inc. and Subsidiaries for the year ended December 31, 1999.


 /s/ BEEMER, PRICHER, KUEHNHACKL AND HEIDBRINK, P.A.
 Beemer, Pricher, Kuehnhackl and Heidbrink, P.A.
(Successor to Pricher and Company)

Orlando, Florida
March 14, 2001

                             Exhibit 23.2






          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the incorporation by reference of our report on our audit of the annual financial statements as of December 31, 1999 and 1998 and for the three years ended December 31, 1999, of Whitemark Homes, Inc. dated March 3, 2000, which was included in a filing with the Securities and Exchange Commission by Golden Triangle Industries, Inc. on Form 8-K dated May 5, 2000 and amended on November 28, 2000, into Golden Triangle's previously filed Form S-3 Registration Statement No. 333-07449 regarding the Company's Dividend Reinvestment Program and Form S-8 Registration Statement No. 333-64537 regarding its Stock Compensation Plan.



  /s/ Michael Galloway And Company
MICHAEL GALLOWAY AND COMPANY
Orlando, Florida

March 14, 2001